Exhibit 99.1

NEXT Renewable Fuels, Inc. and Dansuk Sign Memorandum of Understanding on
Low-Carbon Feedstock Partnership

MOU Underpins Feedstock Conﬁdence for NEXT; Expands Global Trading for Dansuk

HOUSTON, May 15, 2023 - NEXT Renewable Fuels, Inc. (“NEXT”) and Dansuk Industrial Corporation (“Dansuk”) have signed a non-binding Memorandum of Understanding (“MOU”) to jointly develop strategic and commercial partnerships including, but not limited to, partnerships involving feedstock, biodiesel, renewable diesel, and sustainable aviation fuel (collectively, “Feedstock and Biofuels”).

Dansuk is a leading biodiesel producer and feedstock aggregator headquartered in South Korea. Dansuk has significant positions in low-carbon feedstocks in the Asia region and ample tank farm infrastructure for feedstock and product storage. This MOU is Dansuk’s first feedstock agreement with an American clean-fuels company. NEXT is designing a world-scale clean fuels facility in Oregon to provide low-carbon renewable diesel and sustainable aviation fuel to global markets.

The MOU envisions creating a Definitive Framework Agreement involving (i) a two-party commercial arrangement that could include the supply and sale of Feedstock and Biofuels between the parties through NEXT’s wholly-owned subsidiary, GoLoBiomass, LLC; and/or (ii) a strategic arrangement between the parties which could involve investment in, and development of, feedstock pre-treatment facilities in South Korea, the United States and/or other countries.

“Our MOU with Dansuk advances our relationship with a global leader in low-carbon feedstock aggregation and renewable fuel production while continuing to build our competitive advantage in producing clean fuels in the United States,” said Christopher Efird, CEO and Chairperson of NEXT. “We are thrilled to be working with Dansuk and excited to be able to leverage their expertise in the industry as we work toward establishing low carbon intensity feedstock supply lines worldwide.”

Dansuk is working to contribute to human society by pursuing its social and environmental responsibilities under the founding philosophy of “A company must continue to thrive and develop as it contributes to human society.” Through active investment in eco-friendly business, it has successfully built a biofuel business that achieved exporting roughly 70 percent of the total biofuel export in Korea in 2022. The biofuel exported by Dansuk over the past 10 years has contributed to reducing global carbon emissions by about 2.4 million tons. Dansuk plans to further expand its recycling biofuel business portfolio to include sustainable marine fuels, renewable diesel and sustainable aviation businesses.

“Biofuel is a newly emerging eco-friendly renewable fuel, a sustainable and future-oriented business field, and I am delighted to advance our decarbonization eﬀorts through the MOU with NEXT. Dansuk aims to become a global company, and we have high confidence in this partnership as it is our first feedstock agreement with an American clean fuels company.” said Seung-uk Han, CEO and Chairperson of Dansuk.

The MOU focuses on feedstocks derived from used cooking oil and animal tallows, but other sources could also be included. Historically, used cooking oil and animal tallows would be discarded in landfills, but companies like NEXT and Dansuk would use this waste to create fuels that are 60-80 percent cleaner than petroleum-based fuels. The United States and South Korea have established goals to accelerate the use of clean fuels in an eﬀort to combat climate change and decarbonize the transportation industry. The Dansuk- NEXT collaboration will contribute to these broader decarbonization eﬀorts through partnerships across the value chain focusing on low carbon feedstocks. Additionally, the collaboration could also include infrastructure and pretreatment development as the two companies explore leveraging each other’s existing and future facilities through commercial agreements to further strengthen the companies’ strategic partnership.

MEDIA CONTACT

NEXT Renewable Fuels
Michael Hinrichs

805-453-1346

michael@nextrenewables.com

Dansuk Industrial Corporation
Wesley, SH, Koh

82-31-488-0811

shkoh@dansuk.co.kr

About NEXT Renewable Fuels

NEXT is a next generation fuels company dedicated to sustainably producing clean, low-carbon fuels. The company is permitting and developing a 50,000 barrel-per-day / 750 million gallon-per-year renewable diesel / sustainable aviation fuel refinery in Oregon with easy multi-modal access to the West Coast demand markets. The project is advancing through permitting and expects to begin construction upon completion of an Environmental Impact Statement currently underway with the US Army Corp of Engineers. Renewable diesel and sustainable aviation fuel are high-margin liquid transportation fuels worldwide and there is an urgent global demand for increased supply. To learn more about NEXT, please visit www.nextrenewables.com.

About Dansuk Industrial Corporation

Dansuk Industrial Corporation as incorporated on 1965 to manufacture and R&D a range of chemical products. Dansuk has contributed to the development of Korean industries for the last 50 years as a fine chemicals company. As the leading company in the PVC stabilizer field and the leading company in the non-toxic stabilizer field, Dansuk has expanded our position in the global market, including Southeast Asian countries, the Middle East, Africa, Russia, and China. Over the last decade, Dansuk has become one of the top businesses specializing in ecofriendly renewable energy such as bio diesel and bio heavy oil, along with other essential oil subsidiaries, and is currently the biggest manufacturing company in the renewable fuel field for the last five years. To learn more about Dansuk, please visit http://dansuk.co.kr/en/company/ci/.

NEXT Cautionary Statement Regarding Forward-Looking Statements

All statements other than statements of historical facts contained in press release are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of NEXT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may diﬀer from assumptions, and such diﬀerences may be material. Many actual events and circumstances are beyond the control of NEXT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions, including the risk that any required regulatory approvals are not obtained, are delayed, or are subject to unanticipated conditions that could adversely aﬀect the actual results; risks relating to the availability and cost of the forest product feedstocks; risks as to the ability of NEXT to operate the facility and produce RNG and clean hydrogen profitably, risks relating to the construction of the production facility for the production of RNG and clean hydrogen, including risks relating to the need to obtain the necessary financing for this project as well as NEXT’s proposed biofuel refinery with a focus on renewable fuel; risks related to the rollout of NEXT’s business and the timing of expected business milestones; the eﬀects of competition on NEXT’s business. If any of these risks materialize or NEXT’s assumptions prove incorrect, actual results could diﬀer materially from the results implied by these forward-looking statements. There may be additional risks that NEXT presently does not know or that NEXT currently does not believe are immaterial that could also cause actual results to diﬀer from those contained in the forward-looking statements. In addition, forward-looking statements reﬂect NEXT’s expectations, plans or forecasts of future events and views as of the date of this press release. NEXT anticipates that subsequent events and developments will cause NEXT’s assessments to change. However, while NEXT may elect to update these forward-looking statements at some point in the future, NEXT specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing NEXT’s assessments as of any date after the date of this press release. Accordingly, undue reliance should not be placed upon the forward- looking statements. Neither NEXT nor any of its affiliates have any obligation to update this press release.

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